Terra Tech Corp.
(OTCQX: TRTC)

Investor Presentation
October 2015

Safe Harbor

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Terra Tech Corp.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to Terra Tech Corp.'s (i) product demand, market and customer acceptance of its products, (ii) ability to obtain financing to expand its operations, (iii) ability to attract qualified sales representatives, (iv) competition, pricing and development difficulties, (v) ability to conduct operations if there are changes in laws, regulations or government policies related to cannabis, (vi) ability to conduct operations if disease, insects or mites affect Terra Tech Corp.'s products and (vii) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. Information on Terra Tech Corp.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of Tera Tech Corp. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

Terra Tech Corp.

Terra Tech Corp. (Terra Tech) is a vertically integrated cannabis-focused agriculture company

Exchange:	OTCQX
Ticker:	TRTC
Headquarters:	Newport Beach, CA
No. Employees:	40
Founded:	2010
Price:	$0.1110

Avg. Vol (3m):	1,514,970
Market Cap:	27.96M
No. Shares Outstanding:	251.90M
Enterprise Value:	27.82M
TTM Revenue (FY 2014):	8.61M

(as of 9/24/15)

Investment Considerations

- ✓ **Profitable business model with existing cash flow-generation**
- ✓ **Favorable trends position industry for explosive growth**
- ✓ **Full supply chain management ensures healthy margins**
- ✓ **Early adaptor of a rapidly-changing industry**
- ✓ **Significant existing infrastructure, industry knowledge and political leverage**

Market Overview

4.4 million	The increase in marijuana users from 2007 to today
1 in 2	Number of Americans who live in a state with medical legalization
1.5 million	Customers who purchased cannabis in 2014
$2.7 billion	Amount of cannabis purchased by customers in 2014
50,000	People employed by the U.S. cannabis industry

terra tech

http://surna.com/state-of-the-cannabis-market-infographic/
http://www.online-paralegal-degree.org/marijuana/

Market Growth Potential

Estimated Future Sales

2013	$1.5B
2014	$2.7B
2016	$4.4B
2019	$10B

"The U.S. market for legal cannabis grew 74% in 2014 to 2.7 billion, up from 1.5 billion in 2013 making it the fastest growing industry in the U.S."

The State of Legal Marijuana Markets report

Public Approval Ratings Have Increased



1969
12%
1990
16%
2006
32%
2015
53%

Corporate Overview

Terra Tech operates two main business segments:

PRODUCE

- **Edible Garden:** Brand of locally-grown produce grown in environmentally controlled , company-owned greenhouses
- Operates three farms throughout Indiana and New Jersey

CANNABIS

- **IVXX™:** High-quality medical cannabis produced in Company-owned lab and sold in select dispensaries throughout California
- **MediFarm: O**perating medical marijuana cultivation, production, and dispensary facilities in Nevada
- **Blüm:** Medical cannabis dispensaries located in Nevada

Hydroponic Produce

EDIBLE GARDEN
SIMPLY LOCAL
SIMPLY FRESH

Hydroponic Product brand

"Simply Local… Simply Fresh™"

- Potted herbs, living herbs, and other green-leaf plants
- Grown on TRTC's five acre hydroponic farm in Belvidere, New Jersey
- Developed without any pesticides, herbicides, residues or contaminants

Marketed under the 'Edible Garden' Brand as Fresh, Local and Eco-Friendly

- Edible Garden products are all grown in an indoor, controlled environment
- Cultivated using the safest standards and most energy efficient technologies available
- 100% natural, no harmful herbicides or pesticides, Non-GMO, no chemical residues
- GFSI Certified – (Global Food Safety Initiative)
- Organic Certified


BASIL

Distributed to supermarkets and garden stores

- Edible Garden products are distributed to more than 1,600 retailers in 15 states throughout the East Coast

The Edible Garden farm is a five acre, full glass, Dutch-style automated hydroponic greenhouse located in Belvidere, New Jersey.



IVXX®




IVXX™
ELEVATE







IVXX™ Brand

- Goal of becoming the industry's most trusted **purveyor of exceptional premium cannabis products**

- Close partnership with a carefully selected team of experienced and trusted cultivators to ensure cannabis is grown and harvested under the safest and most beneficial conditions

- All products, including hand-selected flowers, custom-rolled joints and concentrates, are thoughtfully produced, rigorously tested and held to the highest standards of potency, consistency and purity

- As of today, IVXX™ is carried in more than **125** locations


IVXX
IVXX
INDICA

Cannabis Segment - Blüm

blüm+

- Blum is a retail medical cannabis facility focused on providing the highest quality medical cannabis to patients who are looking for alternative treatments for their chronic medical conditions
- Blum's focus is to provide the highest level of personal care coupled with a broad selection of medical cannabis products including; flowers, concentrates and edibles
- Dispensaries will have the same look, feel, experience and strong sense of security at every location
- Currently 4 company-owned locations in Nevada being developed
- Focused on delivering products through a safe and controlled environment, offering cannabis that is:
    - Affordable
    - High-grade
    - Laboratory-tested

Cannabis Segment - MediFarm

MediFarm

- Medical cannabis company that manages the formal RFP process, winning permits for marijuana cultivation, production and dispensaries for Terra Tech
- As the **industry leader in medical cannabis permit application** and procurement, the company operates in strict compliance with all state and local laws and regulations, developing state-of-the-art sites, with profitable, efficient systems of operation
- The MediFarm team has operated licensed facilities in California for more than two years, and has recently been awarded approval to operate facilities in the State of Nevada

Core Values

Commitment to Sustainability

The industry's most innovative agriculture practices in a controlled, modern greenhouse environment

Rigorous Quality Standards

Company-owned labs ensure a safe, high-quality, consistent experience

Trust

Terra Tech's commitment to safety, sustainability and legal business operations elicits trust with consumers, distributors and partners

Vertical Integration

Supply Chain Management

- Terra Tech is exposed to the complete lifecycle and entire supply chain of medical cannabis, from cultivation to bringing products to market.
- Through the "seed-to-sale" system, Terra Tech can keep manufacturing costs down to maintain significant margins and profitability.
- To date, Terra Tech currently:
  - Operates 11 acres of cultivation centers
  - Building out two cultivation facilities and two extraction facilities in Nevada
  - Owns 9 permits in CA & NV
  - Developing 4 retail Blum locations



IVXX™ Brand
Medifarm Permit Application
Extensive Retail Network
Blum Retail Stores
Hydroponic Farm
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Go-to-Market Model

MediFarm

IVXX

blüm

High-quality marijuana is cultivated at Medifarm and rigorously tested at third-party facilities

→

MediFarm secures permits for marijuana cultivation, production and dispensaries throughout California and Nevada

→

Flowers, joints and products are rigorously tested for quality, held to the highest standards of potency, consistency and purity

→

Blum branded dispensaries and retail locations throughout California and Nevada will carry IVXX and other products/brands

Key Growth Drivers

- California is currently the largest marijuana market
- Expected recreational legalization by 2016
- Potential to double in size

- Terra Tech is ramping up marketing efforts of IVXX™ brand
- Recently made available at seven additional California-based medical cannabis collectives



Launch of IVXX™ Brand
Recently-acquired Nevada Permits
Significant existing infra-structure
Booming medical cannabis industry
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- Comprehensive existing infrastructure includes over 11 acres of green houses
- Wholly-owned subsidiaries include cultivation farms, production centers, and dispensaries and retail locations

- Company recently secured eight new medical cannabis provisional operational certificates in Nevada
- Operational certificates include four retail dispensaries, two cultivation facilities and two production and extraction labs

http://www.huffingtonpost.com/2015/01/29/marijuana-industry-growth-charts_n_6565604.html

Geographic Expansion


OPEN
OPEN
OPEN
OPEN
OPEN
OPEN
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Traction Continues Throughout West Coast

- IVXX^{TM} branded cannabis products are introduced to seven additional California-based medical cannabis collectives, reaching over 125 in total
- Terra Tech secured eight new medical cannabis provisional operational certificates in Nevada, including four dispensaries, two cultivation centers, and two production and extraction facilities to design and build, making the Company one of the largest operators in Nevada
- Nevada is one of the only states to recognize the patient status of non-residents, and also developed some of the most entrepreneurial-friendly legislation in the country

Cannabis Growth Strategy

Nevada	CA	NJ	Hydroponic Cultivation
Complete Nevada cannabis facilities, including 2 cultivation centers, 2 extraction labs, 4 dispensaries	Acquire dispensaries	Acquire dispensaries	When legal in NJ, cultivate cannabis in existing company-owned greenhouse

Leveraging political relationships

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Produce Growth Strategy

Expand Edible Garden Retail Footprint

Increase availability from 1,200 to 3,000 stores nationwide

Acquire Additional Farms

Including premier wholesale growers

Expand market share with add'l acquisitions

Expand Product Lines

Expand greenhouse space to accommodate add'l product lines: peppers, strawberries, lettuce, etc.,

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Key Legislative Milestones

1973: Oregon becomes the first state to decriminalize cannabis

1996: California legalizes medical cannabis

2010: 15 U.S. states have decriminalized marijuana

2012: Washington and Colorado legalized recreational marijuana for adults 21 years of age or older

2014: Congress ends the federal government's ban on medical cannabis

2014: The United States House of Representatives passed a bill prohibiting the DEA from using funds to arrest medical cannabis patients in states with medical cannabis laws

2014: Research conducted by the Pew Research Center in February showed an increase in the percentage of legalization supporters, from 52% to 54%

https://en.wikipedia.org/wiki/Timeline_of_cannabis_legalization_in_the_United_States

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FINANCIALS



Business Overview Q2 2015

Financial Highlights (Q2 2015)

- Achieved record Q2 2015 revenue of over $5 million; up 35% YoY
- Improved EPS with a loss of $0.01 per share in Q2 2015 compared to a loss of $0.03 per share for Q2 2014
- Gross profit for Q2 2015 increased 10.7% compared to Q2 2014

Recent Corporate Activities

- Awarded a $300,000 Clean Energy Grant in the first part of Q3 2015
- Began trading on the trade on the OTCQX® Best Market
- Signed an exclusive agreement with a large distributor based in Southern California
  - Specializes in the placement of medical cannabis infused products and concentrates
- Continued to expand IVXX™ brand, placing products in seven new CA-based retailers

Management Team

Derek Peterson, President and CEO

During his 10-year finance career, Derek held senior management roles with Crowell, Weedon & Co, the largest independent broker- dealer on the West Coast, Wachovia Securities, and Morgan Stanley Smith Barney, overseeing assets of nearly $100 million. He has also been involved in several public and private equity financings, where he has personally funded several projects from Angel to Mezzanine levels.

Ken Vande Vrede, COO

Ken started his career at Gro-rite, Inc. in 1995. He then went on to play an integral part in founding Naturally Beautiful Plant Products (NB Plants), a sustainable grower of fresh herbs and lettuces, helping the company achieve growth of 20% in each of the past 7 years. He also has a wealth of knowledge in greenhouse technology, innovation, and Controlled Environment Agriculture (CEA).

Michael James, CFO

Michael has held senior management roles at Inergetics, Inc., Nestor, Inc., Kuekenhof Capital Management, Guided Therapeutics, Inc., Moore Capital Management, Inc., Buffalo Partners, L.P., National Discount Brokers, and began his career in 1980 as a staff accountant with Eisner, LLP. His accomplished financial track record brings significant value to Terra Tech.

Amy Almsteier, Accounts

Amy started her own interior design firm and quickly gained recognition for her unique approach to design . Her desire to branch out led her to GrowOp where she brings expertise in project management, business administration, and bookkeeping. Amy graduated with a Bachelors of Science in Design from the University of Nebraska Lincoln's College of Architecture.

Terra Tech in the News

Bloomberg

FOX BUSINESS

The New York Times

The Street

BusinessWeek

BNN BUSINESS NEWS NETWORK

FORTUNE

BLOOMBERG - "How Terra Tech Helps Marijuana's 'Growing' Industry."

FOX BUSINESS - "Investing in pot legally."

NEW YORK TIMES - "For Pot Inc., the Rush to Cash In Is Underway."

THE STREET - "Terra Tech Is Planting the Seeds for a Marijuana Crop."

BUSINESSWEEK.COM - "Green IPOs Provide Investors With Gateway..."

BNN - "Terra Tech ready to plant marijuana at 48 hours' notice."

FORTUNE - "Washington rushes to kick off recreational marijuana sales;" "In several states, voters to decide 'reefer referendums.'"

Conclusion


First Mover Advantage
Building recognizable, premium brand with IVXX™
Supply Chain Management
Only cannabis company with access to entire supply chain
Proven Business Model
Edible Garden's stable cash flow provides solid foundation for growth

Contact

Terra Tech Headquarters

4700 Von Karmen
Suite 110
Newport Beach CA 92660
855-447-6967
www.terratechcorp.com

Investor Relations

KCSA Strategic Communications

212-896-6300
TRTC@@kcsa.com
www.kcsa.com

THANK YOU

